Exhibit 10.31


                                    AGREEMENT


     THIS AGREEMENT dated the 8th day of April, 1998 is by and between Environmental Remediation Holding Corporation, with offices at 1686 General Mouton, Lafayette, LA ("ERHC") and Bass American Petroleum Corporation, with offices at 1686 General Mouton, Lafayette, LA ("BAPCO").

     WHEREAS, BAPCO is a wholly owned subsidiary of ERHC; and

     WHEREAS, ERHC wishes to reassign certain assets currently held in BAPCO to ERHC, to assign certain assets currently held in ERHC to BAPCO and to assume certain designated liabilities relative to same.

     NOW THEREFORE, in consideration of the promises contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. BAPCO assigns all rights, title and interest, if any, which it has to ERHC in the leases in the Uintah property, the Wichita Falls property, the Nueces property and the MIII property, consents to the use of this agreement as evidence of such assignment and authorizes ERHC to perfect


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     this assignment of interest and to execute any and all documents  necessary to perfect such assignment on its behalf and in its name.

2. BAPCO consents to its removal as the operator on the leases assigned to ERHC in accordance with paragraph 1 above, consents to the use of this agreement as evidence of such consent and authorizes ERHC to perfect such removal and to execute any and all documents necessary to perfect such removal on its behalf and in its name.

3. ERHC assigns all rights, title and interest, if any, which it has in the Schellstede-Lee, LLC license to BAPCO, which license is paid through October 16, 1998.

4. ERHC assumes the liability for the accounts payable previously in BAPCO's name incurred prior to the date of this Agreement but only to they extent they appear in Schedule A to this Agreement, which Schedule A is annexed hereto and made a part hereof.

5. ERHC assumes the liability for the accounts payable on the Wichita Falls property incurred prior to the date of this Agreement, subject to authentication and reconciliation.

6.   ERHC  assigns  all  rights,   title  and  interest  which  it  has  in  the
     environmental remediation equipment to BAPCO.

7. ERHC assigns all rights, title and interest which it has in the Chevron Agreement to BAPCO.

8. ERHC consents to the assignment of all rights, title and interest in the remaining non- divested assets, the environmental remediation equipment, the Chevron Agreement and all shares of BAPCO to a new corporation whose shares are held for the benefit of Sam Bass, Jr. or his assigns ("NEWBASSCORP") and to the attachment of this Agreement to such assignment agreement subject to the promise of NEWBASSCORP to (1) the return of the four million shares (4,000,000) issued to Sam Bass at the acquisition of BAPCO in April 1997 at such time as such shares are tender to NEWBASSCORP,
     (2) the return of the seven hundred forty four thousand (744,000) shares issued of Rule 144 stock to the Company to Sam Bass, Jr. and/or Bass World Wide Services for the environmental remediation equipment at such time as such shares are tender to NEWBASSCORP, (3) the return of the three million (3,000,000) shares of Rule 144 stock to the Company issued to Sam Bass, Jr. and/or Bass Environmental Services Worldwide Inc. for the Chevron Agreement at such time as such shares are tender to NEWBASSCORP and (4) the delivery of a full and general release from Mr. Bass, Bass World Wide Services and Bass Environmental Services Worldwide Inc. in favor of ERHC.

     IN WITNESS THEREOF, the parties have executed this Agreement effective on the date first above written. Environmental Remediation Holding Corporation

                          By /s/ JAMAES CALLENDER, SR.
                          ----------------------------
                           James Callender, President

                          Bass American Petroleum Corporation

                          By: /s/ ROBERT MCKNIGHT
                           Robert McKnight, President
STATE OF Florida            )
                            ) SS.
COUNTY OF Palm Beach        )

     I  hereby  certify  that on  this  day  before  personally  appeared  James
Callender, President of Environmental Remediation Holding Corporation, to me known to be the person who executed the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act.

           WITNESS, my hand and official seal in the County and State above written, this 8 day of April, 1999.
                                 /s/ Donald F. Mintmire
                                ----------------------------------------
                                            Notary Public
                                         My Commission Expires: Feb 18 2003
                                              Commission No. CC790261

STATE OF Florida            )
                            ) SS.
COUNTY OF Palm Beach        )

     I hereby certify that on this day before personally appeared Robert McKnight, President of Bass American Petroleum Company, to me known to be the person who executed the foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act.

     WITNESS, my hand and official seal in the County and State above written, this 8 day of April, 1999.
                                 /s/ Donald F. Mintmire
                                ----------------------------------------
                                            Notary Public
                                         My Commission Expires: Feb 18 2003
                                              Commission No. CC790261